UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 12, 2022

Commercial Metals Company

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-4304	75-0725338
(Commission File Number)	(IRS Employer Identification No.)

6565 N. MacArthur Blvd.
Irving, Texas	75039
(Address of Principal Executive Offices)	(Zip Code)

(214) 689-4300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	CMC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 12, 2022, the board of directors (the “Board”) of Commercial Metals Company (the “Company”), pursuant to applicable provisions of the Company’s Restated Certificate of Incorporation, as amended, and Fourth Amended and Restated Bylaws, (i) increased the size of the Board from eight directors to nine directors and (ii) appointed John R. McPherson to serve as a Class II director of the Company effective as of March 15, 2022. As such, Mr. McPherson will stand for re-election at the Company’s 2024 annual meeting of stockholders. A copy of the press release announcing the appointment is attached hereto as Exhibit 99.1.

Mr. McPherson served as Executive Vice President and Chief Financial & Strategy Officer of Vulcan Materials Company, Inc. (“Vulcan Materials”), a publicly traded company principally engaged in the production, distribution and sale of construction materials and industrial and specialty chemicals, from 2014 until 2018. From 2012 through 2014, Mr. McPherson served as President, East Region of Vulcan Materials, and from 2011 through 2012, he served as Senior Vice President, Strategy & Business Development of Vulcan Materials. Prior to joining Vulcan Materials, from 1995 through 2011 Mr. McPherson served in a variety of roles with McKinsey & Company, Inc. (“McKinsey”), including from 2007 through 2011 as a director (senior partner). Before joining McKinsey, Mr. McPherson spent three years from 1990 to 1993 with Goldman, Sachs & Co. Mr. McPherson is currently a member of the board of directors of Forterra, Inc.

As compensation for his service on the Board, Mr. McPherson will receive the Company’s standard compensation for non-employee directors, including equity incentive awards pursuant to the Company’s 2013 Long-Term Equity Incentive Plan. There are no arrangements or understandings between Mr. McPherson and any other persons pursuant to which Mr. McPherson was named a director of the Company. Except as noted herein, Mr. McPherson does not have any direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K or Item 5.02(d) of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits

The following exhibits are being furnished as part of this Current Report on Form 8-K.

99.1	Press Release issued by Commercial Metals Company on January 18, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCIAL METALS COMPANY

Date: January 18, 2022	By:	/s/ Jody Absher
	Name:	Jody Absher
	Title:	Vice President, General Counsel and Corporate Secretary